                        LOOMIS SAYLES INVESTMENT TRUST

                   Supplement dated February 1, 2001 to the
                Fixed Income Prospectus dated February 1, 2001


The following replaces the information in the prospectus under the "Expenses of the Funds" section as it relates to the Loomis Sayles Intermediate Duration Fixed Income Fund:


-------------------------------------------------------------------------------------------------------
                                 Distribution              Total Annual
                     Management    (12b-1)       Other    Fund Operating    Fee Waiver/       Net
Fund                    Fees         Fees      Expenses     Expenses      Reimbursement*   Expenses*
-------------------------------------------------------------------------------------------------------
Loomis Sayles           0.40%        none       0.59%         0.99%           0.54%          0.45%
Intermediate
Duration Fixed
Income Fund
-------------------------------------------------------------------------------------------------------

Effective February 13, 2001, it is expected that the management fee for the Loomis Sayles Intermediate Duration Fixed Income Fund will be contractually reduced to 0.30%.


* Reflects Loomis Sayles' contractual obligation to limit the Fund's expenses through February 1, 2002.